Commitments And Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
26.	COMMITMENTS AND CONTINGENCIES
Capital commitments
The Group’s capital commitments primarily relate to commitments on construction of office building. Total capital commitments contracted but not yet reflected in the consolidated financial statements amounted to RMB296 million and RMB200 million as of December 31, 2024 and 2025, respectively. All of these capital commitments will be fulfilled in the following years according to the construction progress.

Contingencies
Since July 7, 2021, the Company, together with certain of its current and former directors and officers and others, were named as defendants in certain putative shareholder class action lawsuits filed in the Eastern District of New York and the Supreme Court of the State of New York. The Company and other parties to the class action lawsuits executed a stipulation of settlement that resolves the class action lawsuits for US$10.25 million, and the Company paid the settlement amount in full in April 2024. The final settlement approval was obtained on September 5, 2024. By agreeing to settle the lawsuits, the Company does not admit any allegations in the lawsuits or violation of any law or regulations.
The Company is subject to various legal proceedings and claims that have arisen in the ordinary course of business and that have not been fully resolved. The outcome of litigation is inherently uncertain. In the opinion of management, there was not at least a reasonable possibility the Company may have incurred a material loss, or a material loss greater than a recorded accrual, concerning loss contingencies for asserted legal and other claims.